Form 8-K Dated February 17, 1998
Purus, Inc.
File no. 0-22408
Exhibit No. 2

                       SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Agreement"), dated as of February 17, 1998, is by and among CASA SOLAZ, INC., a Nevada corporation with an office at 17246 Quail Court, Morgan Hill, CA 95037 ("Borrower"), and PURUS, INC., a Delaware Corporation with an office at 605 Tennant Avenue, Suite B, Morgan Hill, CA 95037-5529 ("Lender").

                           WITNESSETH:

RECITALS

      A. Borrower and Lender are entering into a 6% Convertible Promissory Note dated the date hereof (the "Note"), pursuant to which, among other things, Lender will lend $1,800,000 to Borrower (the "Term Loan") on the terms and conditions set forth in the Note; and

      B. It is a condition precedent to Lender's obligation to make the Term Loan that Borrower grant a continuing security interest in and to the "Collateral" (as hereinafter defined) to secure the "Secured Obligations" (as hereinafter defined);

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions. The following terms (whether or not underscored), when used in this Agreement, shall have the following meanings:

     "Accounts" means all "accounts" (as defined in the UCC), now or hereafter owned or acquired by a person or in which a person now or hereafter has or acquires any rights, and, in any event, shall mean and include, without limitations, (a) all accounts receivable, contract rights, book debts, notes, drafts, and other obligations or indebtedness owing to such person arising from the sale or lease of goods or other property by it or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction), (b) all of such Person's rights in, to and under all purchase and sales orders for goods, services or other property, and all of such Person's rights to any goods, services or other property represented by any of the foregoing (including rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit), (c) all monies due to or to become due to such person under all contracts for the sale, lease or exchange of goods or other property or the performance of services by it (whether or not yet earned by performance on the part of such Person) and (d) all collateral security and guarantees of any kind given by such person with respect to any of the foregoing, in each case whether now in existence or hereafter arising or acquired.

     "Chattel Paper" means any "chattel paper" (as defined in the UCC) now or hereafter owned or acquired by a person or in which a person now or hereafter has or acquires any rights.

     "Collateral"  means, collectively, all of the Borrower's:

     (i)  Accounts;
     (ii) Chattel Paper;

     (iii)     Documents;

     (iv) Instruments;

     (v)  Investment Property

      (vi)  All  books  and records pertaining  to  any  of  this
Collateral   (including,   without  limitation,   credit   files,
printouts and other computer materials and records); and

      (vii) All products and Proceeds of all or any of the Collateral described in clauses (i) through (vi) hereof.

      "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now or hereafter owned or acquired by a person or in which a person now or hereafter has or acquires rights.

      "Instruments" means all "instruments" or "letters of credit" (each defined in the UCC), including, without limitation, instruments and letters of credit evidencing , representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptance, now or hereafter owned or acquired by a person or in which a person now or hereafter has or acquires any rights.

      "Investment Property" means all "investment property" (as defined in the UCC), including, without limitation, a security (whether certificated or uncertificated), a security entitlement, a securities account, a commodity contract, or a commodity account, now or hereafter owned or acquired by a person or in which a person now or hereafter has or acquires any rights.

      "Perfection Certificate" means a certificate dated as of even date herewith, setting forth the corporate names, chief executive office or principal places of business in each state and other current locations of the Borrower and such other information as the Lender deems pertinent to the perfection of security interests, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Lender, and duly executed by the chief executive officer of the Borrower.

      "Pledge Agreement"  means the Pledge Agreement of even date herewith  between Borrower as Borrower and Lender as  Lender,  as
the   same  may  be  amended,  modified,  renewed,  extended   or
superseded from time to time.

      "Proceeds" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including, without limitations all claims of a person against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral and the following types of property acquired with cash proceeds:
Accounts,  Chattel Paper, Documents, Instruments, and  Investment
Property.

      "Secured Obligations" means all obligations, including, without limitation, (a) with respect to the Borrower, (i) all principal and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower) on the Term Loan and any other amount due from the Borrower under, the Note, and (ii) all other obligations (monetary or otherwise) to be performed by the Borrower under the Note, Security Agreement or Pledge Agreement; and (b) all renewals or extensions of any of the foregoing.

      "Security Interests" means the security interests granted pursuant to Section 3, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement and the Pledge Agreement.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the state of California, provided that if by reason of mandatory provision of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than California, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

      SECTION 2. Representation and Warranties. The Borrower represents and warrants as follows:

      (a) The Borrower has good and marketable title to all of its interest in the Collateral, free and clear of any Liens.

      (b) The Borrower has not performed any act or acts that could prevent or hinder the Lender from enforcing any of the terms of this Agreement. No financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction. No Collateral is in the possession of a person (other than the Borrower) asserting any claim thereto or security interest therein, except that the Lender or its designee may have possession of Collateral as contemplated hereby.

      (c)   All  of  the information set forth in the  Perfection
Certificate is true and correct as of the date hereof.

      (d) When the UCC financing statements in appropriate form are filed in the offices specified in the Perfection Certificate, the Security Interests shall constitute valid and perfected security interests in the Collateral, prior to all other Liens and rights of others therein.

     SECTION 3.     The Security Interests.

      (a) In order to secure the full and punctual payment and performance of this Secured Obligations in accordance with the terms thereof, the Borrower hereby grants, pledges, assigns, hypothecates, sets over and conveys to the Lender a continuing Security Interest in and to all of the Collateral now or hereafter owned or acquired by the Borrower or in which the Borrower has or hereafter has or acquires any rights, and wherever located.

      (b) The Security Interests are granted as a security only and shall not subject the Lender to, or transfer to the Lender, or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Collateral or any transaction in connection therewith.

     SECTION 4.     Further Assurances; Covenants.

     (a)  General.

           (i) The Borrower will not change the location, or establish a new location, of its chief executive office or principal place of business in any state unless it shall have (A) given the Lender thirty (30) days prior notice thereof, (B) executed and delivered to the Lender all financing statements and financing statement amendments which the Lender may request in connection therewith. The Borrower shall not change the locations, or establish new locations, where it keeps or holds any Collateral or any records relating thereto from the applicable locations described in the Perfection Certificate, unless the Borrower shall have (A) given the Lender fifteen (15) days prior notice of such change of location, (B) executed and delivered to the Lender all financing statements and financing statement amendments which the Lender may request in connection therewith and (C) complied with any other requirements in this Agreement or any other Loan Documents relating to the location of any Collateral. The Borrower shall not in any event change the location, or establish a new location, of any Collateral if such change would cause the Security Interest in such Collateral to lapse or cease to be perfected first priority Security Interests.

          (ii) The Borrower will not change its name, identify or corporate structure in any manner unless it shall have (A) given the Lender thirty (30) days prior notice thereof, and (B) executed and delivered to the Lender all financing statements and financing statement amendments which the Lender may request in connection therewith.

           (iii) The Borrower will, form time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement, or other paper and take any other action (including, without limitations, any filings of financing or continuation statements under the UCC) that from time to time may be necessary, or that the Lender may request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Lender to obtain the full benefits of this Agreement, or to enable the Lender to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by law, the Borrower hereby authorizes the Lender to execute and file financing statements, financing statement amendments or continuation statements without the Borrower's signature appearing thereon. The Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Borrower shall pay all costs of, or incidental to, any recording or filing of any financing statements, financing statement amendments or continuation statements concerning the Collateral.

           (iv) The Borrower will immediately deliver and pledge each Instrument to the Lender, appropriately endorsed to the Lender.

           (v) The Borrower will not (A) sell, transfer, lease, exchange, assign or otherwise dispose of, or grant any option, warrant or other right with respect to, any Collateral except that, subject to the rights of the Lender hereunder, if an Event of Default shall not have occurred and be continuing, the Borrower may dispose of assets if such disposition is permitted by Note and Pledge Agreement, whereupon, in the case of such a disposition, sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such disposition, sale or exchange) shall cease immediately without any further action on the part of the Lender; or (B) create, incur or suffer to exist any lien with respect to any Collateral.

           (vi) The Borrower will, promptly upon request, provide to the Lender all information and evidence it may reasonably request concerning the Collateral, and in particular the Instruments and Investment Property, to enable the Lender to enforce the provisions of this Agreement.

          (b)  Accounts, Etc.

           (i) The Borrower shall use all reasonable efforts consistent with prudent business practice to cause to be collected from its Account debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The costs and expenses (including, without limitation, attorney's fees) of collection of Accounts incurred by the Borrower or the Lender shall be borne by the Borrower.

           (ii) Upon the occurrence and during the continuance of any Even of Default, upon request of the Lender, the Borrower will promptly notify (and the Borrower hereby authorizes the Lender so to notify) each Account debtor in respect of any Account or Instrument that such Collateral has been assigned to the Lender hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Lender or its designee.

          (iii)     The Borrower will perform and comply with all
of   its   material  obligations  in  respect  of  Accounts   and
Instruments.

      SECTION 5. Reporting and Record keeping. The Borrower covenants and agrees with the Lender that from and after the date of this Agreement and until the Secured Obligations have been fully satisfied:

      (a) Maintenance of Records Generally. The Borrower will keep and maintain at its own cost and expense records of the Collateral, complete in all material respects, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Borrower will mark its books and records pertaining to the Collateral to evidence this Agreement and the Security Interests. All Chattel Paper will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Purus, Inc." For the Lender's further security, the Borrower agrees that the Lender shall have a security interest in all of the Borrower's books and records pertaining to the Collateral and upon the occurrence and during the continuation of any Default or Event of Default, the Borrower shall deliver and turn over full and complete copies of any such books and records to the Lender or to its representatives at any time on demand of the Lender or to its representatives at any time on demand of the Lender. Subject to any government security limitations, the Borrower shall permit the Lender or any of its representatives, during normal business hours, to visit all of its offices, to discuss its financial matters with its officers and independent public accounts and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records.

     (b)  Special Provisions Regarding Maintenance of Records and
Reportings.

           (i) The Borrower shall keep complete and accurate records of its Accounts. At the request of the Lender the Borrower shall deliver to the Lender a true copy of all documents, including, without limitation, repayment histories, present status reports relating to the Accounts and such other matters and information relating to the status of the existing Accounts as the Lender shall reasonably request.

           (ii) The Borrower will promptly upon, but in no event later than five (5) Business Days after:

           (A) The Borrower's learning thereof, inform the Lender, in writing, of any material delay in the Borrower's performance of any of its material obligations to any Account debtor and of any assertion of any material claims, offsets or counterclaims by any Account debtor and of any allowances, credits and/or other monies granted by the Borrower to any Account debtor, in each case involving amounts in excess of $5,000 for any single Account or Account debtor or in excess of $25,000 in the aggregate for all Accounts and Account debtors; and

           (B) The Borrower's receipt or learning thereof, furnish to an inform the Lender of all material adverse information relating to the financial condition of any Account debtor with respect to Accounts exceeding $5,000 individually or $25,000 in the aggregate.

           (iii) The Borrower will promptly notify the Lender in writing if any Account, the face value of which exceeds
$5,000, arises out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, or of any state (or department, agency, subdivision or instrumentality thereof) where such state has a state assignment of claims act or other law comparable to the Federal Assignment of Claims Act, and will take any action required or requested by the Lender upon the occurrences of an Event of Default to give notice of the Lender's security interest in such Accounts under the provisions of the Federal Assignment of Claims Act or any comparable law or act enacted by any state or local governmental authority.

      (c) Further Identification of Collateral. The Borrower will furnish to the Lender, as often as the Lender reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

      (d)   Notices.   In  addition to the  notices  required  by
Section  5(b)  hereof,  the  Borrower  will  notify  the   Lender
promptly,  in  writing  and  in reasonable  detail,  (i)  of  any material  lien  or  claim made or asserted  against  any  of  the
Collateral, (ii) of any material adverse change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the validity, perfection or priority of the Security Interests.

      SECTION 6. General Authority. The Borrower hereby irrevocably appoints the Lender its true and lawful attorney, with full power of substitution, in the name of the Borrower, the Lender or otherwise, for the sole use and benefit of Lender, but at the Borrower's expense, to exercise, at any time from time to time all or any of the following powers:

           (i) to file financing statements, financing statement amendments and continuation statements referred to in Section 4(a)(iii),
           (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof,

          (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral,

           (iv) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if the Lender were the absolute owner thereof, and;

           (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference to the Collateral;

provided that the Lender shall not take any of the actions described in this Section 6 except those described in clause (i) above unless an Event of Default shall have occurred and be continuing.

     SECTION 7.     Remedies upon Event of Default.

     (a) If any Event of Default has occurred and is continuing, the Lender may exercise without further notice, all rights and remedies under this Agreement, the Note, or the Pledge Agreement, all rights and remedies that are available to a secured creditor under the UCC, and all rights and remedies that are otherwise available at law or in equity, at any time, in any order and in any combination, including without limitation, the collection of any and all Secured Obligations, and, in addition, the Lender may sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and upon such terms as the Lender shall deem commercially reasonably. The Lender shall give the Borrower not less than (10) days' prior written notice of the time and Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Borrower agrees that any such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC (to extent such Section is applicable).

      The Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if otherwise permitted under applicable law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim whatsoever kind. The Borrower will execute and deliver such documents and take such other action as the Lender deems necessary or advisable in order that any such sale may be made in compliance with the law. Upon any such sale the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of any kind, including any equity or right of redemption of the Borrower. To the extent permitted by law, the Borrower hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Lender may determine. The Lender shall not be obligated to make any such sale pursuant to any such notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Lender, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Borrower shall remain liable, for any deficiency.

      (b) For the purpose of enforcing any and all rights and remedies under this Agreement, the Lender may (i) require the Borrower to, and the Borrower agrees that it will, at its expense and upon the request of the Lender, forthwith assemble all or any part of the Collateral as directed by the Lender and make it available at a place designated by the Lender which is, in the Lender's opinion, convenient to the Lender and the Borrower whether at the premises of the Borrower or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located and, without charge or liability to the Lender, seize and remove such Collateral from such premises, (iii) have access to and use the Borrower's books and records, computers and software relating the Collateral and
(iv) prior to the disposition of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by the Borrower, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent the Lender deems appropriate, and in connection with such preparation and disposition, use without charge any trademark, trade name, and copyright by the Borrower.

      SECTION 8. Limitation of Duty of Lender in Respect of Collateral. Beyond reasonable care in custody thereof, the Lender shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Lender shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Lender in good faith.

     SECTION 9. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of Collateral shall be applied by the Lender in the following order of priorities:

     first, to payment of the out-of-pocket expenses of such sale or other realization, including compensation to agents and counsel for the Lender, and all out-of-pocket expenses, liabilities and advances incurred or made by the Lender in connection therewith, and any other unreimbursed expenses for which the Lender is to be reimbursed pursuant to the Note or Pledge Agreement.

      second,  to  the  payment of accrued  but  unpaid  interest
(including post-petition interest) and fees constituting  Secured
Obligations of the Borrower;

      third,  to  the payment of unpaid principal of the  Secured
Obligations of the Borrower;

      fourth, to the payment of all other Secured Obligations of the Borrower, until all such Secured Obligations shall have been paid in full; and

     finally, to the Borrower or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Lender may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

      SECTION 10. Expenses. In the event that the Borrower fails to comply with the provisions of the Note, this Agreement or the Pledge Agreement, such that the value of any Collateral or the validity, perfection, rank or value of the Security Interests are thereby diminished or potentially diminished or put at risk, the Lender may, but shall not be required to, effect such compliance on behalf of the Borrower, and the Borrower shall reimburse the Lender for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, stamp, intangibles, transfer, property, sales, and use taxes imposed by any state, federal, or local authority or any other governmental authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be reasonably requested by the Lender from time to time, or in respect of the sale or other disposition thereof, shall be borne and paid by the Borrower; and if the Borrower fails promptly to pay any portion thereof when due, the Lender may, at its option, but shall not be required to, pay the same and charge the Borrower's accounts therefor, and the Borrower agree to reimburse the Lender therefor on demand. All sums so paid or incurred by the Lender for any of the foregoing and any and all other sums for which the Borrower may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by the Lender in enforcing or protecting the Security Interests or any of its rights or remedies thereon shall be payable by the Borrower on demand and shall bear interest (after as well as before judgment) until paid at the highest rate then in effect under the Note.

     SECTION 11. Termination of Security Interests; Release of Collateral. Upon the performance of and repayment in full of all Secured Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the Borrower. At any time and form time to time prior to such termination of the Security Interests, the Lender may release any of the Collateral with the prior written consent of the Lender. Upon any such termination of the Security Interests or release of Collateral, the Lender will, at the expense of the Borrower, promptly execute and deliver to the Borrower such documents as the Borrower shall reasonably request, including but not limited to UCC-3 termination statements, to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

     SECTION 12. Notices. Any notice required hereunder shall be in writing and addressed to Borrower and to Lender at their addresses set forth at the beginning of this Agreement. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received, if deposited in the mail, postage prepaid; when transmission is verified, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. Where this Agreement provides for notice, such notice may be waived in writing by the person entitled to receive such notice, either before or after the date on which the person entitled to receive such notice and either before or after the event, and such waiver shall be the equivalent of such notice.

      SECTION 13. Waivers, Non-Exclusive Remedies. No failure on the part of the Lender to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Note, this Agreement or the Pledge Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right under the Note, this Agreement or the Pledge Agreement preclude any other or further exercise thereof or the exercise of any right. The rights in this Agreement, the Note and the Pledge Agreement are cumulative and are not exclusive of any other remedies provide by law.

      SECTION 14. Successors and Assigns. This Agreement is for the benefit of the Lender and its permitted successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Borrower and its successors and assigns; provided, however that the Borrower may not assign any of its rights or obligations hereunder without the prior written consent of the Lender.

      SECTION 15. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the party affected.

     SECTION 16. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT THAT PERFECTION (AND THE EFFECT OF PERFECTION AND NONPERFECTION) AND CERTAIN REMEDIES MAY BE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN CALIFORNIA.

      SECTION 17. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lender in order to carry out the intentions of the parties hereto as nearly as possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction

       SECTION 18. Jurisdiction. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY CALIFORNIA STATE OR FEDERAL COURT IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA STATE OR FEDERAL COURT. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

      SECTION 19. Service. The Borrower irrevocably consents to the service of process out of any of the courts referenced in
Section 18, in any such action or proceeding by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to it at its address set forth herein, such service to become effective upon the earlier of (i) the date 10 calendar days after such mailing or (ii) any earlier date permitted by applicable law. Nothing in this Agreement shall affect the right of the Lender to bring proceedings against the Borrower in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

      SECTION 20 Waiver of Jury Trial. THE BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT AND MAKING THE TERM LOAN TO THE BORROWER EVIDENCED BY THE NOTE.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              CASA SOLAZ, INC.

                              By: /s/ Donald Winstead, President

                              PURUS, INC.

                              By: /s/ Peter Friedli, Chief Executive Officer